                             Joint Filer Information


Name:                                       Leonard A. Lauder

Address:                                    The Estee Lauder Companies Inc.
                                            767 Fifth Avenue
                                            New York, NY  10153

Designated Filer:                           The Estee Lauder 2002 Trust

Issuer & Ticker Symbol:                     The Estee Lauder Companies Inc. (EL)

Date of Event Requiring Statement:          4/30/2002



                                            /s/  Leonard A. Lauder
Signature:                                  ------------------------------------
                                                 Leonard A. Lauder

                             Joint Filer Information


Name:                                       Ronald S. Lauder

Address:                                    The Estee Lauder Companies Inc.
                                            767 Fifth Avenue
                                            New York, NY  10153

Designated Filer:                           The Estee Lauder 2002 Trust

Issuer & Ticker Symbol:                     The Estee Lauder Companies Inc. (EL)

Date of Event Requiring Statement:          4/30/2002



                                            /s/   Ronald S. Lauder
Signature:                                  ------------------------------------
                                                  Ronald S. Lauder

                             Joint Filer Information


Name:                                       Evelyn H. Lauder

Address:                                    The Estee Lauder Companies Inc.
                                            767 Fifth Avenue
                                            New York, NY  10153

Designated Filer:                           The Estee Lauder 2002 Trust

Issuer & Ticker Symbol:                     The Estee Lauder Companies Inc. (EL)

Date of Event Requiring Statement:          4/30/2002



                                            /s/  Evelyn H. Lauder
Signature:                                  ------------------------------------
                                                 Evelyn H. Lauder

                             Joint Filer Information


Name:                                       The Estee Lauder 1994 Trust

Address:                                    c/o George Maguire
                                            Debevoise & Plimpton
                                            919 Third Avenue
                                            New York, NY  10022

Designated Filer:                           The Estee Lauder 2002 Trust

Issuer & Ticker Symbol:                     The Estee Lauder Companies Inc. (EL)

Date of Event Requiring Statement:          4/30/2002



                                            /s/   Ronald Weintraub
Signature:                                  ------------------------------------
                                                  Ronald Weintraub, Trustee